                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Symix Systems, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                         2800 CORPORATE EXCHANGE DRIVE
                                   SUITE 400
                              COLUMBUS, OHIO 43231
                           TELEPHONE: (614) 523-7000

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of
SYMIX SYSTEMS, INC.

    NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders (the "Meeting") of Symix Systems, Inc. (the "Company") will be held at the offices of the Company, 2800 Corporate Exchange Drive, Columbus, Ohio 43231, on June 26, 1996, at 9:00 a.m., local time, for the following purposes:

    1.To  consider and  vote upon  a proposal to  adopt an  amendment to Article
      FOURTH of the Company's Amended Articles of Incorporation which would increase the authorized number of shares of the Company from 6,000,000 to 21,000,000, of which 20,000,000 shall be common shares, each without par value, and 1,000,000 shall be preferred shares, each without par value.

    2.To  consider  the  adoption  of the  Symix  Systems,  Inc.  Employee Stock
      Purchase Plan.

    3.To transact such other  business as may properly  come before the  Special
      Meeting or any adjournment(s) thereof.

    Shareholders  of record at  the close of  business on June  6, 1996, will be
entitled  to  receive  notice  of,  and   to  vote  at,  the  Meeting  and   any
adjournment(s) thereof.

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. THE VOTE OF EACH SHAREHOLDER IS IMPORTANT, WHATEVER THE NUMBER OF COMMON SHARES HELD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. SHOULD YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. ATTENDANCE AT THE MEETING WILL NOT, IN AND OF ITSELF, CONSTITUTE REVOCATION OF A PROXY.

                                            By Order of the Board of Directors,

                                            LAWRENCE W. DELEON
                                            SECRETARY

Columbus, Ohio
June 7, 1996

                                     [LOGO]

                         2800 CORPORATE EXCHANGE DRIVE
                                   SUITE 400
                              COLUMBUS, OHIO 43231
                           TELEPHONE: (614) 523-7000

                                PROXY STATEMENT
                                    GENERAL

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Symix Systems, Inc. ("Symix" or the "Company") to be used at a Special Meeting of Shareholders (the "Meeting") to be held on June 26, 1996 and at any adjournment or adjournments thereof. Shares represented by properly executed proxies will be voted at the Meeting. Where a choice is specified by the shareholder, the proxy will be voted in accordance with such choice. Any proxy may be revoked at any time insofar as it has not been exercised by delivering a later-dated proxy to Symix or by giving notice of revocation of the proxy to Symix either in writing or in open meeting.

    This Proxy Statement was first mailed to shareholders on or about June 7, 1996.

    June 6, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or adjournments thereof. On the record date, there were outstanding and entitled to vote, 2,759,788 Common Shares of Symix. Each shareholder is entitled to one vote for each share held.

                        PRINCIPAL HOLDERS OF SECURITIES

    The following table sets forth the name and address of the only known shareholder of Symix who beneficially owns more than 5% of the common shares of Symix (the "Common Shares"), and the number of Common Shares beneficially owned and the percentage of Common Shares so owned by such shareholder as of the record date:

                                                                               AMOUNT AND NATURE OF  PERCENT OF
NAME AND ADDRESS                                                               BENEFICIAL OWNERSHIP     CLASS
- -----------------------------------------------------------------------------  --------------------  -----------
Lawrence J. Fox
2800 Corporate Exchange Drive
Suite 400
Columbus, Ohio 43231                                                               1,054,427(1)           38.2%

- ------------

    (1) See note 1 and note 2 to next table.

    The following table sets forth, as of the record date, certain information as to the share ownership of each director, and the share ownership of all directors and officers as a group:

                                                                              AMOUNT AND NATURE OF
                                                                                   BENEFICIAL        PERCENT OF
NAME                                                                              OWNERSHIP(1)          CLASS
- ---------------------------------------------------------------------------  ----------------------  -----------
Lawrence J. Fox............................................................         1,054,427(2)        38.2%
John Tait..................................................................            15,078(3)          *
Duke W. Thomas.............................................................            20,819(4)          *
Larry L. Liebert...........................................................            10,000(5)          *
James A. Rutherford........................................................            40,000(6)        1.4%
Stephen A. Sasser..........................................................            58,000(7)        2.0%
All directors and officers as a group (10 persons).........................         1,198,324(8)        43.4%

- ------------

    *Represents less than 1% of the outstanding Common Shares.

    (1) Each named beneficiary owner has sole voting and investment power with respect to the shares listed.

    (2) Includes 44,000 shares subject to options exercisable within sixty days.

    (3) Includes 10,000 shares subject to options exercisable within sixty days.

    (4) Includes 10,000 shares subject to options exercisable within sixty days.

    (5) Includes 10,000 shares subject to options exercisable within sixty days.

    (6) Does not include 120,000 shares held by Roundwood Capital L.P., of which Mr. Rutherford is a limited partner. Includes 10,000 shares subject to options exercisable within sixty days.

    (7) Includes 50,000 shares subject to options exercisable within sixty days.

    (8) Includes 134,000 shares subject to options exercisable within sixty days.

                                   PROPOSAL 1

                             PROPOSED AMENDMENT OF
                          AMENDED ARTICLES TO INCREASE
                       AUTHORIZED NUMBER OF COMMON SHARES
                               (Item 1 on Proxy)

    The Amended Articles of Incorporation of the Company presently authorize 6,000,000 shares, of which 5,000,000 are Common Shares, without par value, and 1,000,000 are preferred shares, without par value. The Company's Board of Directors has unanimously adopted a resolution proposing and declaring it advisable that Article FOURTH of the Company's Amended Articles be amended in order to increase its authorized shares from 6,000,000 to 21,000,000, of which 20,000,000 will be Common Shares and 1,000,000 will be preferred shares, and recommending the approval of the proposed amendment to the Company's shareholders. A copy of the proposal is included as Annex A to this Proxy
Statement. Of the Company's presently authorized 5,000,000 Common Shares, 2,759,788 were outstanding as of June 6, 1996, and 2,088,112 were available for issuance (excluding treasury shares). None of the Company's authorized preferred shares are outstanding.

    The proposed amendment would not change the powers, preferences or rights of the holders of the Common Shares. The Board of Directors believes that it is desirable and in the best interests of the Company and its shareholders to increase the number of Common Shares that the Company is authorized to issue in order to ensure that the Company will have a sufficient number of authorized Common Shares available in the future to provide it with the desired flexibility to meet its business needs. If this proposal is approved by shareholders of the Company, the additional authorized Common Shares could be available to Symix for a variety of corporate purposes, including, for example, the declaration and payment of share dividends to the Company's shareholders; share splits; use in the financing of expansion or future acquisitions; issuance pursuant to the terms of employee benefit plans; and use in other possible future transactions of a currently undetermined nature. The Board of Directors has contemplated the possibility of a share split, but no definite decision has been made regarding such a split. Furthermore, the Company has no current plans to use the newly authorized shares in any financings or acquisitions.

    If the proposed amendment is adopted, the Company would be permitted to issue the additional authorized Common Shares without further shareholder approval, except to the extent otherwise required by the Company's Amended Articles of Incorporation, by law or by the NASDAQ or any securities exchange on which the Common Shares may be listed at the time. The authorization of additional Common Shares will enable the Company, as the need may arise, to take timely advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with the holding of another special meeting of its shareholders. It is the belief of the Board of Directors that the delay necessary for shareholder approval of a specific issuance could be to the detriment of the Company and its shareholders. The Board of Directors does not intend to issue any Common Shares except on terms which it deems to be in the best interests of the Company and its shareholders. Existing shareholders of the Company have no pre-emptive rights to purchase any Common Shares issued in the future. Depending on the terms thereof, the issuance of Common Shares may or may not have a dilutive effect on the share ownership of the Company's then-existing shareholders.

    Although the Company has no such intentions, the proposed increase in the authorized and unissued Common Shares might be considered as having the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of Common Shares, to acquire control of the Company with a view to imposing a merger, sale of all or any part of the Company's assets, or a similar transaction, since the issuance of new Common Shares, in a public or private sale, merger or similar transaction, could be used to dilute the share ownership of a person or entity seeking to obtain control of the Company. The Board of Directors has no present knowledge of any present or past efforts to gain control of the Company and has not received any indication from any person or entity that such person or entity is interested in acquiring the Company.

REQUIRED VOTE AND RECOMMENDATION

    THE AFFIRMATIVE VOTE OF THE HOLDERS OF NOT LESS THAN TWO-THIRDS OF THE COMMON SHARES ENTITLED TO BE VOTED AT THE MEETING IS REQUIRED TO ADOPT THE PROPOSED AMENDMENT TO ARTICLE FOURTH OF THE COMPANY'S AMENDED ARTICLES OF INCORPORATION. For purposes of determining whether such a vote has been obtained, abstentions mathematically will have the same effect as votes against the proposal. Broker non-votes have no effect in determining whether such vote has been obtained. As of June 6, 1996, the Company's executive officers and directors held approximately 43.4% of the outstanding Common Shares and voting power of the Company. If the amendment is approved, it will become effective upon the filing of a Certificate of Amendment to the Company's Amended Articles of Incorporation with the Secretary of State of Ohio, which is expected to be accomplished as promptly as practicable after such approval is obtained.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO ARTICLE FOURTH OF THE COMPANY'S AMENDED ARTICLES OF INCORPORATION. UNLESS OTHERWISE DIRECTED, THE PERSONS NAMED IN THE ENCLOSED PROXY WILL VOTE THE COMMON SHARES REPRESENTED BY ALL PROXIES RECEIVED PRIOR TO THE MEETING, AND NOT PROPERLY REVOKED, IN FAVOR OF THE PROPOSED AMENDMENT TO ARTICLE FOURTH.

                                   PROPOSAL 2

                    APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN
                               (Item 2 on Proxy)

    Subject to shareholder approval, the Board of Directors adopted the Symix Systems, Inc. Employee Stock Purchase Plan (the "Plan") in February, 1996. The Plan provides for the purchase of Common Shares by employees of the Company and/or its subsidiaries through payroll deductions. A copy of the Plan is included as Annex B to this Proxy Statement.

                              SUMMARY OF THE PLAN

    GENERAL. The purpose of the Plan is to provide eligible employees of the Company and/or its subsidiaries with an opportunity to acquire an equity interest in the Company through the purchase of Common Shares, and thus develop an incentive to remain with the Company and/or its subsidiaries, and to provide a means for employees to share in the future success of the Company. The proceeds from the Plan will provide additional capital for the Company, which will be used for general corporate purposes. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the options issued pursuant to the Plan are intended to constitute options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Code. The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee").

    The Plan is conducted in separate offerings not to exceed one year each. Subject to termination of the Plan, the Committee determines the date on which each offering under the Plan will commence. As authorized by the Committee, the first offering under the Plan commenced on March 1, 1996 and will end on December 31, 1996. A total of 100,000 shares (subject to adjustment due to stock dividends, recapitalization, merger, consolidation, split-up, combination or similar events) have been reserved for issuance in the first offering under the Plan.

    ELIGIBILITY. Participation in the Plan is completely voluntary. Any employee of the Company and/or a subsidiary of the Company who is employed by the Company and/or such subsidiary on the effective date of an offering under the Plan, and who is or will be customarily employed by the Company and/or a subsidiary of the Company for more than twenty (20) hours per week and for more than five (5) months per year, may participate in offerings under the Plan. However, "highly compensated employees" and all directors and officers of the Company are not eligible to participate in offerings under the Plan. Under the Plan, "highly compensated employees" are those employees of the Company (or a subsidiary of the Company) who have a base salary in excess of $100,000 (U.S.) per year or who individually own greater than 5% of the total combined voting power or value of all classes of shares of the Company or a subsidiary of the Company. In addition, an employee who has combined rights to purchase Common Shares under employee stock purchase plans of the Company and/or its subsidiaries which accrue at a rate exceeding $25,000 of fair market value of Common Shares per year is not eligible to participate in an offering under the Plan during each calendar year in which such combined rights exist. The Company estimates that approximately 300 employees of the Company and/or its subsidiaries presently are eligible to participate in offerings under the Plan.

    PAYROLL DEDUCTIONS. If an employee elects to participate in an offering under the Plan, deductions are taken from the employee's salary or wages (excluding commissions) during the offering period in amounts authorized by the employee. The amount deducted form the employee's salary or wages (excluding commissions) must be in whole dollars or percentages, must be at least $20.00 per month and must be less than or equal to 10% of the employee's base salary or wages (excluding commissions). Payroll deductions for an employee are deposited in a cash account maintained for the employee (the "Cash Account") by the custodian for the Plan.

    GRANT OF OPTIONS AND PURCHASE PRICE. Options to purchase Common Shares will be granted to participants who elect to participate in an offering. Such options are exercisable on the last business day of the offering (the "Option Date"). The total number of Common Shares subject to options on each Option Date may not exceed the number of Common Shares authorized for issuance during the applicable offering. Options granted for each offering will terminate following the close of business on the Option Date for the offering to the extent such Options are not exercised on the Option Date.

    The purchase price for a Common Share under each offering will be determined by the Committee prior to the first business day of the month designated as the start of an offering (the "Effective Date") and will be stated as a percentage of the fair market value of the Common Shares on either the Option Date or the Effective Date, whichever is the lesser, but the purchase price may not be less than the lesser of ninety percent (90%) of the per share fair market value of the Common Shares as of the Effective Date for the offering or ninety percent (90%) of the per share fair market value of the Common Shares as of the Option Date for the offering.

    The per share fair market value of a Common Share on any date will be the per share closing price of the Common Shares on the NASDAQ National Market System or on any national stock exchange on such date or, if no such sales of Common Shares are made on such date, on the next preceding date on which sales of Common Shares were made on NASDAQ or on any national stock exchange. As of March 1, 1996, the closing price for Common Shares as reported on the NASDAQ was $11.63 per share.

    EXERCISE OF OPTIONS. An option to purchase Common Shares under the Plan is exercisable on its Option Date. Each participant in the Plan automatically and without any act on his part will be deemed to have exercised his option on the Option Date to the extent that the amount in his Cash Account on the Option Date is sufficient to purchase whole Common Shares. Fractional Common Shares are not issuable under the Plan. Any remaining amount credited to a participant's Cash Account which is not sufficient to purchase a whole Common Share will remain in the participant's Cash Account for use in the next offering unless withdrawn by the Participant. If the aggregate Cash Account balances of all participants on any Option Date exceeds the amount required to purchase all of the Common Shares subject to options on the Option Date ("Option Shares"), then the Option Shares will be allocated pro rata among the participants in the proportion that the number of Option Shares bears to the number of Common Shares that could have been purchased with such aggregate amount if an unlimited number of Common Shares were available for purchase. Any excess balances in the Cash Accounts will remain in the Cash Accounts for use in the next offering unless withdrawn by the participants.

    A separate share account for each participant will be maintained by the custodian for the Plan and will be credited with the number of Common Shares purchased by the participant on each Option Date, subject to the right of withdrawal of the Common Shares by the participant. Society National Bank, N.A., Cleveland, Ohio, is the initial custodian for the Plan.

    TRANSFERABILITY OF OPTIONS. A participant may not assign, transfer, pledge or otherwise dispose of any payroll deductions credited to his Cash Account or any of his rights with regard to the exercise of an option or to receive Common Shares under the Plan (except by will or pursuant to the laws of inheritance). Options are exercisable during the participant's lifetime only by the participant. Any attempt by a participant to assign, transfer, pledge or otherwise dispose of his interest under the Plan will be null, void and of no effect.

    DURATION AND AMENDMENT OF THE  PLAN.  The Plan  will remain in effect  until
(i) the purchase by participants of all of the Common Shares subject to the Plan; or (ii) termination of the Plan by the Board of Directors of the Company, whichever occurs first. Termination of the Plan will not affect options previously granted under the Plan. In addition, if the Plan is not approved by the Company's shareholders prior to December 30, 1996, the Plan will automatically terminate, and each participant will receive a refund of the total amount of payroll deductions credited to his Cash Account, plus interest.

    The Committee may at any time make changes in or additions to the Plan as the Committee deems advisable. However, except as otherwise provided in the Plan or applicable law, and except with respect to changes or additions in order to make the Plan comply with Section 423 of the Code, the Committee may not make any changes or additions which would adversely affect options previously granted under the Plan and may not, without approval of the shareholders of the Company, make any changes or additions which would (a) increase the aggregate number of Common Shares subject to the plan or which may be subscribed to by an employee,
(b) decrease the minimum purchase price for a Common Share, or (c) change any of the provisions of the Plan relating the eligibility for participation in offerings.

    ADMINISTRATION OF THE PLAN. The Plan is administrated by the Committee, which is appointed by the Board of Directors and which must consist of not less than three (3) members of the Board of Directors. Each member of the Committee must be an outside director of the Company and is not eligible to participate in the Plan. Subject to the provisions of the Plan and such instructions and limitations as may be established by the Board, the Committee is vested with the authority to make, administer, interpret and rescind such rules and regulations as it deems necessary to administer the Plan. Among other things, the Committee determines the time and terms of offerings under the Plan. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan is final, binding and conclusive upon all participants and any and all persons claiming under or through any participant. The Committee may delegate any portion of its authority to administer the Plan on a day-to-day basis to such officers of the Company as it deems appropriate, except with respect to discretionary decisions regarding participation in the Plan by any executive officers or other persons subject to
Section 16 of the Securities Exchange Act of 1934. Except as otherwise provided herein, all costs of administration of the Plan are borne by the Company.

    FEDERAL TAX CONSEQUENCES. The following general descriptions of federal income tax consequences is based upon current statutes, regulations and interpretations. This description is not intended to address specific tax consequences applicable to an individual participant who receives an option to purchase Common Shares under the Plan.

    The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. The granting of an option under the Plan will have no immediate federal income tax consequences to a participant. In addition, a participant will not realize taxable income at the time he exercises an option. Generally, a participant will recognize taxable income under the Code only upon the disposition of Common Shares purchased under the Plan or on the death of the participant if he has purchased Common Shares under the Plan. However, any interest on a participant's accumulated payroll deductions returned to him in cash will be taxed as ordinary income. The federal income tax treatment applicable to a disposition of Common Shares purchased under the Plan is discussed further below.

    Any participant in the Plan who disposes of Common Shares purchased under the Plan or any participant who dies while holding Common Shares transferred to him pursuant to his exercise of an option under the Plan, will recognize ordinary income in the year of such disposition or death in an amount equal to the lesser of (i) the excess of the fair market value of the Common Shares at disposition or death over the amount actually paid for the Common Shares; or
(ii) the excess of the fair market value of the Common Shares at the time the option was granted over the option price. Any remaining gain will be taxed as a capital gain in the year of disposition. If, however, the sales price is less than the purchase price paid by the participant, the participant will recognize a capital loss. If the participant has held the Common Shares acquired upon exercise of his option less than one year, the capital gain or loss will be short-term; if the participant has held the Common Shares for one year or more, the capital gain or loss will be long-term.

    Generally, the issuance and exercise of options to purchase Common Shares under the Plan will not have a taxable effect on the Company; however, in the event of a disposition of Common Shares by a participant, the amount of ordinary income attributable to the participant because of such disposition is deductible by the Company as an employer business deduction in the year of disposition. Dividends credited to a participant's Cash Account will be considered ordinary income. The Plan is not qualified under Section 401(a) of the Code.

REQUIRED VOTE AND RECOMMENDATION

    THE AFFIRMATIVE VOTE OF THE HOLDERS OF NOT LESS THAN A MAJORITY OF THE COMMON SHARES PRESENT IN PERSON OR BY PROXY AND ENTITLED TO BE VOTED AT THE MEETING IS REQUIRED TO ADOPT THE PROPOSED AMENDMENT TO THE PLAN. For purposes of determining whether such a majority has been obtained, abstentions mathematically will have the same effect as votes against the proposal. Broker non-votes have no effect in determining whether such majority has been obtained.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED ADOPTION OF THE PLAN. UNLESS OTHERWISE DIRECTED, THE PERSONS NAMED IN THE ENCLOSED PROXY WILL VOTE THE COMMON SHARES REPRESENTED BY ALL PROXIES RECEIVED PRIOR TO THE MEETING, AND NOT PROPERLY REVOKED, IN FAVOR OF THE PROPOSAL TO ADOPT THE PLAN.

                                 OTHER MATTERS

    Financial statements of the Company are not included in this Proxy Statement as they are not material to a decision regarding Proposal 1 or Proposal 2.

    Management and the Board of Directors do not know of any other matters which may come before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

    The enclosed proxy is being solicited by the Board of Directors of Symix, and Symix will bear the cost of solicitation of proxies. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of Symix, personally, by telephone, by telegraph or other communication methods.

SHAREHOLDER PROPOSALS

    Any proposals by Symix shareholders intended to be presented at the 1996 Annual Meeting of Shareholders must be received by Symix prior to June 16, 1996 in order to be considered for inclusion in Symix's 1996 Proxy Statement.

                                            By Order of the Board of Directors

                                            LAWRENCE W. DELEON,
                                            SECRETARY

                                    ANNEX A

    RESOLVED, that the first paragraph of Article FOURTH of the Amended Articles of Incorporation of the Company be amended to read in its entirety as follows:

        FOURTH: The authorized number of shares of the corporation shall be 21,000,000, of which 20,000,000 shares shall be common shares, each without par value, and 1,000,000 shares shall be preferred shares, each without par value.

                                    ANNEX B
                              SYMIX SYSTEMS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                         (AS AMENDED ON APRIL 24, 1996)

    1. PURPOSE OF THE PLAN. The purpose of the Symix Systems, Inc. Employee Stock Purchase Plan (the "Plan") is to provide eligible employees of Symix Systems, Inc. (the "Company") and/or its subsidiaries with an opportunity to acquire an equity interest in the Company through the purchase of common shares of the Company ("Common Shares"), and thus develop an incentive to remain with the Company and/or its subsidiaries, and to provide a means for employees to share in the future success of the Company. The proceeds from the Plan will provide additional capital for the Company, which will be used for general corporate purposes. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Plan is to be construed accordingly.

    2. ADMINISTRATION. The Plan shall be administered by the Compensation Committee (the "Committee") consisting of not less than three members who shall be appointed by, and shall serve at the pleasure of, the Board of Directors of the Company. Each member of the Committee must be an outside director of the Company and shall not be eligible to participate in the Plan. Subject to express provisions of the Plan and to such instructions and limitations as the Board of Directors of the Company may establish from time to time, the Committee shall have the authority to prescribe, amend and rescind rules and regulations relating to the Plan. The Committee may interpret the Plan and may correct any defect or supply any omission or reconcile any inconsistency in the Plan to the extent necessary for the effective operation of the plan. Any determination, decision or action taken by the Committee on the matters referred to in this paragraph shall be conclusive.

    The  Committee may delegate  any portion of its  authority to administer the
Plan on a day-to-day basis to such officers of the Company as it may deem appropriate; provided that any discretionary decisions with respect to participation in the Plan by any executive officers or other persons subject to
Section 16 of the Securities Exchange Act may be made only by the Committee.

    3. EFFECTIVENESS OF THE PLAN. The Plan shall become effective on March 1, 1996.

    4. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided in Paragraph 17 herein, not more than 100,000 Common Shares of the Company shall be offered under the Plan. The Common Shares subject to the Plan may be authorized and unissued Common Shares or previously issued Common Shares acquired by the Company and held as treasury shares.

    5. OFFERINGS UNDER THE PLAN. After the Plan has become effective, one or more "Offerings", as determined by the Committee, may be made to eligible employees to purchase Common Shares subject to the Plan. The Offerings may be consecutive or concurrent as determined by the Committee. With respect to each Offering, the Committee shall specify an Offering Period and the maximum number of Common Shares that may be purchased under the Offering. The Offering Period shall not exceed twelve (12) months. Common Shares not sold under one Offering may be offered again in any subsequent Offering.

    The first business day of the month designated by the Committee as the start of the Offering Period applicable to an Offering shall be the "Effective Date" of such Offering under the Plan.

    6. ELIGIBILITY. Subject to the terms of this Plan, any employee of the Company (and any employee of any subsidiary of the Company which from time to time may be designated by the Committee for inclusion in an Offering under the Plan under Paragraph 20 hereof) who is employed by the Company at the Effective Date of an Offering, and who is or will be customarily employed for more than twenty (20) hours per week and for more than five (5) months per year, may participate in Offerings under the Plan, with the exception that all highly compensated employees and all directors and officers of the Company are not eligible to participate in the Offerings under the Plan. For purposes of the Plan, "highly compensated employees" are those employees of the Company or a subsidiary of the Company that have a base salary in excess of $100,000 (U.S.) per year or own greater than 5% of the total combined voting power or value of all classes of shares of the Company or a subsidiary of the Company.

    Nothing contained herein and no rules and regulations prescribed by the Committee shall permit or deny participation in any Offering contrary to the requirements of the Code (including, without limitation, Sections 423(b)(3), 423(b)(4) and 423(b)(8) thereof).

    Nothing contained herein and no rules and regulations prescribed by the Committee shall permit any employee to be granted an Option under the Plan:

    (a) If, immediately after such Option is granted, such employee would own, and/or hold outstanding options or rights to purchase, shares of the Company or of any subsidiary of the Company possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or such subsidiary; or

    (b) Which permits an employee's rights to purchase Common Shares under all employee stock purchase plans of the Company and of its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000.00) of fair market value of Common Shares (determined as of the date such right is granted) for each calendar year in which such right is outstanding at any time.

    For the purpose of clause 6(a) above, the provisions of Section 424(d) of the Code shall apply in determining the stock ownership of each employee. For the purpose of Clause (b) above, the provisions of Section 423(b)(8) of the Code shall apply in determining whether an employee's Options and other rights are permitted to accrue at a rate in excess of the permitted rate.

    7. PARTICIPATION IN OFFERINGS. Except as may be otherwise provided for herein, each employee who is eligible for and elects to participate in an Offering shall be granted Options for as many full Common Shares as he may elect to purchase during that Offering, to be paid by payroll deductions during such period; provided, however, that the amount elected must be in whole dollars or percentages, the minimum deductions of an employee shall not be at a rate less than Twenty Dollars ($20.00) per month and the maximum deductions shall not be at a rate exceeding ten percent (10%) of the base salary of an employee. Subject to this Paragraph 7, all such eligible employees shall be granted the same rights and privileges under each such Offering.

    The "Annual Enrollment Date" for any Offering shall be the Effective Date. In order to participate in the Offering an eligible employee must enroll by completing and forwarding (i) an "Enrollment/Change Form" to the Committee at least twenty (20) days prior to the Annual Enrollment Date and (ii) an "Authorization for Payroll Deductions" form to the appropriate payroll location at least twenty (20) days prior to the Annual Enrollment Date for the Offering; provided, however, that an eligible employee hired during the twenty (20) day period prior to the Annual Enrollment Date may participate in the Plan by filing an Enrollment/Change Form and Authorization for Payroll Deductions form on or before such Annual Enrollment Date. Notwithstanding any provision contained herein, for the initial Annual Enrollment Date for the Plan, the Enrollment/Change Form and the Authorization for Payroll Deductions form must be completed and forwarded prior to March 9, 1996, unless extended by the officers of the Company. The Authorization for Payroll Deductions form will authorize a regular payroll deduction from that employee's compensation during the Offering Period applicable to that Offering, commencing with the Annual Enrollment Date following timely receipt of such authorization. Payroll deductions may not be retroactive.

    The amounts withheld through such payroll deductions shall be credited to each Participant's cash account (the "Cash Account"). The withholdings for each calendar month from compensation of a Participant shall be made on a date or dates specified by the Company (the "payroll deduction date(s)"). Such amounts will be delivered to a custodian for the Plan selected by the Company (the "Custodian") and held pending the purchase of Common Shares as described in Paragraph 10 hereof.

    Subject to the other limitations of this Paragraph 7, a Participant may, by written notice to the Company at least twenty (20) days prior to any payroll deduction date, increase or decrease the amount of his payroll deduction as of such payroll deduction date; provided, however, that a Participant's payroll deduction may be changed only twice during any Offering.

    Notwithstanding the foregoing, a Participant may by written notice to the Company at least twenty (20) days prior to any payroll deduction date discontinue payroll deductions as of such payroll deduction date. Payroll deductions may not thereafter be resumed until the next Annual Enrollment Date.

    A Participant may withdraw from the Offering entirely at any time prior to the Option Date (as defined in Paragraph 8) for the Offering by delivering a "Withdrawal Notice" to the Company. If such notice is received by the Company at least twenty (20) business days prior to the Option Date, the Participant's Cash Account balance will not be used to purchase Common Shares on the Option Date. Instead, the Cash Account balance will be refunded to the Participant. The Participant will not be eligible to re-enroll in that Offering, but may resume participation on the Annual Enrollment Date for the next Offering. In addition, the Committee may impose such other restrictions on the right to withdraw from Offerings as it may deem appropriate.

    8. GRANT OF OPTIONS. Options to purchase Common Shares shall be granted to Participants who elect to participate in an Offering. Such Options may be exercised on the last business day of the Offering (each such last business day is referred to herein as an "Option Date"). The number of Common Shares subject to Options on each Option Date shall not exceed the number of shares authorized for issuance during the applicable Offering. Options granted for each Offering shall terminate following the close of business on the Option Date for the Offering to the extent such Options are not exercised on such Option Date.

    9. INTEREST ON CASH ACCOUNTS. The payroll deductions and other monies held in Participants' Cash Accounts shall bear interest at a rate as may be agreed upon by the Company and the Custodian.

    10. PURCHASE PRICE AND EXERCISE OF OPTIONS. The purchase price for a Common Share under each Offering shall be determined by the Committee prior to the Effective Date of each Offering and shall be stated as a percentage of the fair market value of a Common Share on either the Option Date or the Effective Date, whichever is the lesser, but the purchase price shall not be less than the lesser of ninety percent (90%) of the per share fair market value of the Common Shares as of the Effective Date for the Offering or ninety percent (90%) of the per share fair market value of the Common Shares as of the Option Date for the Offering.

    The fair market value of a Common Share on any date shall be the closing price per share of the Common Shares on the NASDAQ National Market System or on any national stock exchange on such date or, if no such sales of Common Shares are made on such date, on the next preceding date on which sales of Common Shares were made on NASDAQ or on any national stock exchange.

    Each Option shall be exercised on the Option Date with respect to such Option. Each Participant automatically and without any act on his part will be deemed to have exercised an Option on each Option Date to the extent that the amount in his Cash Account on such Option Date is sufficient to purchase whole Common Shares on the Option Date. Fractional Common Shares will not be issued under the Plan. Any remaining amount credited to a Participant's Cash Account which is not sufficient to purchase a whole Common Share shall remain in such Participant's Cash Account for use in the next Offering unless withdrawn by the Participant.

    The Company shall deliver to the Custodian as soon as practicable after each Option Date a certificate for the total number of whole Common Shares purchased by all Participants on such Option Date. If the aggregate Cash Account balances of all Participants on any Option Date exceeds the amount required to purchase all of the Common Shares subject to Options on that Option Date, then the Option Shares (as defined in Paragraph 18 hereof), shall be allocated as provided in Paragraph 18 hereof.

    The Custodian shall establish and maintain a separate share account for each Participant (a "Share Account"), which shall be credited with the number of whole Common Shares purchased on each Option Date by each Participant. A Participant may withdraw the Common Shares credited to his Share Account on a first-in-first-out basis by written notice to the Custodian at least twenty (20) days prior to an Annual Enrollment Date. A Participant may withdraw all or a portion of the Common Shares which were credited to his Share Account on or prior to the Option Date immediately preceding such Annual Enrollment Date. A Participant will be charged a fee by the Custodian for each such withdrawal. The amount of such fee shall be as agreed from time to time by the Custodian and the Company. The initial fee shall be $5.00 per withdrawal.

The Custodian shall deliver to such Participant a share certificate issued in his name for the number of whole Common Shares he wishes to withdraw from his Share Account. At least annually, there shall be delivered to each Participant a statement of his Share Account showing the number of Common Shares purchased during the preceding twelve months (or lesser period of existence of the Offering), the Option prices paid for the Common Shares, the dates of purchase of the Common Shares, and the amount to be included in the ordinary income of the Participant at such time as the Common Shares are sold, as prescribed by
Section 423(c) of the Code.

    Society National Bank, N.A. shall be the initial Custodian. The Company may remove any Custodian, and any Custodian may resign, upon 60 days' notice in writing to the other party, as the case may be. Any successor Custodian shall be appointed by the Company. The Company shall pay all fees and costs of the Custodian as agreed between the Company and the Custodian from time to time, except for the withdrawal fees payable by Participants as described above.

    The Company may, at any time after the end of an Offering Period, close the Cash Accounts of employees not participating in another Offering under the Plan, in which case any balance in such Cash Accounts will be refunded to the employees. Any balance remaining in the Cash Account of a Participant after the end of an Offering Period shall remain in the Participant's Cash Account for use in the next Offering.

    The Company may, at any time after the end of an Offering Period, close the Share Accounts related to such Offering, in which case the Custodian shall deliver to each Participant in that Offering a share certificate issued in his name for the number of whole Common Shares credited to his Share Account, without charging a withdrawal fee.

    11. REGISTRATION OF CERTIFICATES. Common Shares withdrawn by Participants will be registered, and share certificates therefor will be issued, only in the name of the Participant.

    12. RIGHTS AS SHAREHOLDERS. With respect to Common Shares subject to an Option, pending exercise of such Option, the Participant shall not be deemed to be a shareholder and shall not have any of the rights or privileges of a shareholder. A Participant who has exercised an Option shall have the rights and privileges of a shareholder immediately following such exercise.

    13.   USE OF  PLAN  FUNDS.   Subject to  Paragraph  10 hereof,  all  amounts
received by the Company upon exercise of Options granted under the Plan may be used for any corporate purpose or purposes of the Company.

    14. TERMINATION OF EMPLOYMENT. If the employment of a Participant terminates for any reason, including death, disability, retirement or other cause, his participation in the Plan automatically and without any act on his part shall terminate as of the date of termination of his employment. As soon as practicable following the Participant's termination of employment, the Company shall refund to such Participant (or beneficiary, in the case of the Participant's death) any and all amount in his Cash Account and the Custodian shall deliver to such Participant a share certificate issued in his name for the number of whole Common Shares credited to his Share Account through prior Offerings.

    15. RESTRICTION UPON ASSIGNMENT. Options granted to a Participant under the Plan shall not be transferable (including pledge or hypothecation), and shall be exercisable during the Participant's lifetime only by the Participant. The Company shall not recognize and shall be under no duty to recognize assignment or purported assignment by a Participant of his Options or of any rights under his Options.

    16. GOVERNMENT REGULATIONS. The Company's obligation to issue, sell or deliver any Common Shares under this Plan is subject to all applicable laws and regulations and to the approval of any governmental or regulatory authority required in connection with the issuance, sale or delivery of such Common Shares. The Company shall not be required to issue, sell or deliver any Common Shares under this Plan prior to (a) the approval of such Common Shares for quotation on NASDAQ as National Market Systems Securities or for listing on any national stock exchange, and (b) the completion of any registration or other qualification of such Common Shares under any state or Federal law or any ruling or regulation of any governmental or regulatory authority which the Company in its sole discretion shall determine to be necessary or advisable.

    17. ADJUSTMENT OF SHARES UPON CHANGES IN CAPITALIZATION. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Shares, by reason of a dividend payable in Common Shares, recapitalization, merger, consolidation, split-up, combination or exchange of shares, or the like, appropriate adjustments shall be made to the aggregate number and class of shares subject to the Plan, the number and class of shares subject to outstanding subscription rights, the purchase price per share (in the case of shares subject to outstanding subscription rights), and the number and class of shares which may be subscribed to by any one employee, and such other adjustments shall be made as may be deemed equitable by the Committee.

    18. PROPORTIONATE DISTRIBUTION. If the aggregate Cash Account balances of all Participants on any Option Date exceeds the amount required to purchase all of the Common Shares subject to Options on that Option Date ("Option Shares"), then the Option Shares shall be allocated pro rata among the Participants in the proportion that the number of Option Shares bears to the number of Common Shares that could have been purchased with such aggregate amount available, if an unlimited number of Common Shares were available for purchase; provided, however, that no reduction shall prohibit any employee participating in that Offering from purchasing at least five (5) full Common Shares during the course of the Offering. Any balances remaining in Participants' Cash Accounts due to over subscription will remain in the Participants' Cash Accounts for use in the next Offering unless withdrawn by the Participant.

    19. DIVIDEND REINVESTMENT. All cash dividends paid, if any, with respect to the Common Shares credited to a Participant's Share Account shall be added to the Participant's Cash Account and thereby shall be applied to exercise Options to purchase whole Common Shares on the Option Date next succeeding the date such cash dividends are paid by the Company. An election to leave Common Shares with the Custodian shall constitute an election to apply the cash dividends with respect to such shares to the exercise of Options hereunder. Common Shares so purchased shall be applied to the shares credited to each Participant's Share Account.

    20. DESIGNATION OF SUBSIDIARIES FOR INCLUSION IN OFFERINGS. At any time and from time to time the Committee may designate for inclusion in an Offering under the Plan any corporation which, on the Effective Date of that Offering, is a subsidiary (as defined in Section 424(f) of the Code) of the Company.

    21. AMENDMENT OF THE PLAN. To the extent permitted by law, the Committee may at any time and from time to time make such changes in the Plan and additions to it as the Committee deems advisable; provided, however, that, except as provided in Paragraphs 17, 18 and 20 hereof, and except with respect to changes or additions in order to make the Plan comply with Section 423 of the Code, the Committee may not make any changes or additions which would adversely affect subscription rights or Options previously granted under the Plan and may not, without approval of the shareholders of the Company, make any changes or additions which would (a) increase the aggregate number of Common Shares subject to the Plan or which may be subscribed to by an employee, (b) decrease the minimum purchase price for a Common Share, or (c) change any of the provisions of the Plan relating to eligibility for participation in Offerings.

    22.   DURATION AND TERMINATION  OF THE PLAN.   The Plan shall terminate upon
the earlier to occur of the following two events:

    (a) The purchase by employees of all of the Common Shares subject to the Plan; or

    (b) The termination of the Plan by the Board of Directors of the Company.

    In addition, if the Plan is not approved by the Company's Shareholders prior
to   December  30,  1996,  the  Plan  will  automatically  terminate,  and  each
Participant will receive a refund of the amounts credited to his Cash Account.

    No termination of the Plan shall affect Options or subscription rights previously granted under this Plan.

                              SYMIX SYSTEMS, INC.
                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 26, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned holder(s) of common shares of Symix Systems, Inc. (the "Company") hereby constitutes and appoints Lawrence J. Fox and Lawrence W. DeLeon, or either of them, the Proxy or Proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Company (the "Special Meeting") to be held on June 26, 1996, at the offices of the Company, 2800 Corporate Exchange Drive, Columbus, Ohio at 9:00 a.m., local time, and any adjournment(s) thereof, and to vote all of the common shares of the Company which the undersigned is entitled to vote at such Special Meeting or at any adjournment(s) thereof:

1. TO APPROVE AN AMENDMENT TO ARTICLE FOURTH OF THE COMPANY'S AMENDED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF THE COMPANY FROM 6,000,000 TO 21,000,000, OF WHICH 20,000,000 WILL BE COMMON SHARES, EACH WITHOUT PAR VALUE, AND 1,000,000 WILL BE PREFERRED SHARES, EACH WITHOUT PAR VALUE.

             / / FOR             / / AGAINST             / / ABSTAIN

2   TO APPROVE THE PROPOSAL TO ADOPT THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN.

             / / FOR             / / AGAINST             / / ABSTAIN

3.  IN THEIR DISCRETION,  THE PROXIES  ARE AUTHORIZED  TO VOTE  UPON SUCH  OTHER
    MATTERS   AS  MAY   PROPERLY  COME  BEFORE   THE  SPECIAL   MEETING  OR  ANY
    ADJOURNMENT(S) THEREOF.

    WHERE A CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1 AND FOR PROPOSAL NO. 2. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) THEREOF, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS AS THE DIRECTORS MAY RECOMMEND.

     (CONTINUED, AND TO BE EXECUTED AND DATED ON THE REVERSE SIDE HEREOF.)

    ALL PROXIES WITH RESPECT TO COMMON SHARES OF THE COMPANY PREVIOUSLY GIVEN OR EXECUTED BY THE UNDERSIGNED ARE HEREBY REVOKED. The undersigned acknowledges receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement for the June 26, 1996 meeting.
                                             Dated: ______________________, 1996
                                             ___________________________________
                                                 Signature of Shareholder(s)
                                             ___________________________________
                                                 Signature of Shareholder(s)

                                             Please sign  exactly as  your  name
                                             appears  hereon. When common shares
                                             are registered in  two names,  both
                                             shareholders   should   sign.  When
                                             signing as executor, administrator,
                                             trustee,  guardian,   attorney   or
                                             agent,  please  give full  title as
                                             such.   If    shareholder   is    a
                                             corporation,  please  sign  in full
                                             corporate  name  by  President   or
                                             other    authorized   officer.   If
                                             shareholder   is   a   partnership,
                                             please  sign in partnership name by
                                             authorized person. (Please note any
                                             change of address on this proxy.)

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SYMIX SYSTEMS,
                                      INC.
 PLEASE FILL IN, DATE, SIGN AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.